Exhibit 4.9

NUMBER SHARES
YFV0001
YADKIN FINANCIAL CORPORATION INCORPORATED UNDER THE LAWS OF THE STATE OF NORTH CAROLINA ELKIN, N.C.
CUSIP 984305 10 2
SEE REVERSE FOR CERTAIN DEFINITIONS THIS IS TO CERTIFY THAT SPECIMEN COPY
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF THE VOTING COMMON STOCK, PAR VALUE $1.00 PER SHARE OF YADKIN FINANCIAL CORPORATION
(the “Corporation”), a stock corporation incorporated under the laws of the State of North Carolina, The shares represented by this Certificate are transferable only on the stock transfer books of the Corporation by the holder of record hereof or by such holder’s duly authorized attorney or legal representative upon the surrender of this Certificate properly endorsed. Such shares are non-withdrawable and not insurable. Such shares are not insured by the federal government. The Certificate and the shares represented hereby are issued and shall be held subject to all provisions of the Articles of Incorporation and Bylaws of the Corporation and any amendments thereto (copies on file with the Corporation), to all of which provisions the holder by acceptance hereof assents. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.
IN WITNESS WHEREOF, Yadkin Financial Corporation has caused this certificate to be executed by the facsimile signature of its duly authorized officers and has caused a facsimile of its corporate seal to be hereunto affixed.
Dated:
SECRETARY
YADKIN FINANCIAL CORPORATION CORPORATE SEAL RALEIGH, NC
PRESIDENT
COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY
(Cranford, NJ)
TRANSFER AGENT AND REGISTRAR
BY:
AUTHORIZED SIGNATURE
©5 C.R.CO
© SECURITY COLUMBIAN UNITED STATES BANKNOTE CORPORATION

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM - as tenants in common
TEN ENT - as tenants by the entireties
JT TEN - as joint tenants with right of survivorship and not as tenants in common
UNIF GIFT MIN ACT-
custodian
(Cust)
(Minor)
under Uniform Gifts to Minors Act
(State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sells, assigns and transfers unto
PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER
(please print or typewrite name and address including postal zip code of assignee)
Shares
of the Voting Common Stock represented by the within certificate, and does hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within-named corporation with full power of substitution in the premises.
Dated,
X
SPECIMEN COPY
X
Signature(s) Guaranteed
NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
By
THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS. SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.
THE CORPORATION WILL FURNISH IN WRITING WITHOUT CHARGE TO EACH SHAREHOLDER OF THE CORPORATION WHO SO REQUESTS THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS APPLICABLE TO EACH CLASS OF SHARES OF THE CORPORATION AND THE VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS DETERMINED FOR EACH SERIES THEREOF. THE BOARD OF DIRECTORS OF THE CORPORATION HAS THE AUTHORITY TO DETERMINE THE DESIGNATIONS, RELATIVE RIGHTS, PREFERENCES, AND LIMITATIONS (INCLUDING ANY QUALIFICATIONS, CONDITIONS, OR RESTRICTIONS) APPLICABLE TO FUTURE CLASSES OF SHARES OF THE CORPORATION AND VARIATIONS IN RIGHTS, PREFERENCES, AND LIMITATIONS FOR FUTURE SERIES OF SHARES WITHIN ANY CLASS OF THE CORPORATION’S SHARES.